Motley Fool Great America Fund

SUMMARY PROSPECTUS

Ticker: TMFGX

A series of The Motley Fool Funds Trust	November 1, 2010
2000 Duke Street
Suite 175
Alexandria, VA 22314

The investment objective of Motley Fool Great America Fund (the “Fund”) is to achieve long-term capital appreciation. The Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States of America and engaged in a broad range of industries.

This Summary Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission (the “Commission”) has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at http://www.foolfunds.com/forms/greatamericafund.aspx. You can also get this information at no cost by calling 1-888-863-8803 or by sending an e-mail request to prospectus@foolfunds.com. The Fund’s Prospectus, dated November 1, 2010, and the Fund’s SAI, dated November 1, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to achieve long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (Fees Paid Directly From Your Investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed) (on shares held for 90 days or less)	2.00%
Exchange Fee	NONE
Maximum Annual Small-Balance Account Fee (on accounts with balances less than $10,000)	$24

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (subject to a performance-based adjustment, as discussed in “MANAGEMENT OF THE FUND—Advisory Fees”)	0.95%

Distribution (12b-1) Fees	None

Other Expenses	1.35%(a)

Total Annual Fund Operating Expenses	2.30%

Less: Contractual Expense Limitation	0.95%(b)

Total Annual Operating Expenses After Expense Limitation	1.35%

(a) “Other Expenses” are based on estimated expenses of the Fund during its first year of operations.

(b) The Adviser has contractually agreed to pay, waive or absorb a portion of the Fund’s expenses until February 26, 2012, or such later date as may be determined by the Fund and the Adviser, to the extent necessary to limit the Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.40% annually of the Fund’s average daily net assets. If the excluded expenses are incurred, “Total Annual Operating Expenses After Expense Limitation” will be higher than shown in the table above. The Adviser may recover from the Fund fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s operating expenses (excluding the advisory fee, brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.40% annually of the Fund’s average daily net assets. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year and (2) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS
$137.46	$626.17

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing primarily in common stocks of companies organized in the United States that are engaged in a broad range of industries. The Fund invests at least 80% of its net assets in securities issued by United States companies. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the Fund’s investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. Although the Fund may invest in companies with any market capitalization, given the Fund’s value-based strategy, the Adviser expects that investments in the securities of United States companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Consequently, under normal market conditions, the Fund limits its investments in large capitalization companies to no more than 25% of its net assets. For this purpose, the Adviser defines large capitalization companies as the largest 200 companies in the U.S. by market capitalization as calculated and ranked at the end of each calendar quarter by a third-party aggregator of market data, such as Bloomberg or Reuters. The Fund generally invests in companies that have attractive balance sheets and high internal rates of return. The Adviser believes that investors in the Fund should have a long-term investment horizon of at least three years.

Under normal market circumstances, the Fund seeks to stay fully invested and does not attempt to time the market. In managing the Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes are undervalued and offer the best overall potential for long-term growth of capital. The Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

PRINCIPAL INVESTMENT RISKS

The value of the Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective.

Company and Market Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of the Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

Investments in Small and Mid-Capitalization Companies

The Fund invests in securities of companies having relatively small market capitalizations.

Investments in securities of these companies may involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Investment Style Risk

The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

PERFORMANCE

A bar chart and past performance table are not included in this Prospectus because, as of the date of this Prospectus, the Fund has not completed a full calendar year of operations.

MANAGEMENT

Investment Adviser

Motley Fool Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

William H. Mann III, Chair of the Adviser’s Investment Committee, has served as a portfolio manager for the Fund since 2010.

William S. Barker, CFA, Senior Analyst — Equity Research, has served as a portfolio manager for the Fund since 2010.

Donald M. Krueger, Senior Analyst — Equity Research, has served as a portfolio manager for the Fund since 2010.

Anthony L. Arsta, Senior Analyst — Equity Research, has served as a portfolio manager for the Fund since 2010.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day online or through our Web site at www.foolfunds.com, by mail (Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780), by express/overnight mail (Motley Fool Funds, 101 Sabin St., Pawtucket, RI 02680-1427), or by telephone at 1-888-863-8803. The minimum initial investment in the Fund is $3,000. Subsequent investments in an account may be made in any amount of $100 or more.

TAX INFORMATION

The Fund’s distributions to its shareholders will generally be taxable as ordinary income or capital gains, unless your investment is through an unleveraged investment in an IRA or other tax-advantaged account.

PAYMENTS TO BROKER-DEALERS

AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MFF-GASU-001	Motley Fool Great America Fund Summary Prospectus